Supplement dated November 23, 2011
to the
Prospectus and Statement of Additional Information dated March 30, 2011 for Gerstein Fisher Multi-Factor Growth Equity Fund (the “Fund”),
a series of Trust for Professional Managers

This supplement makes the following amendments to disclosures in the Fund’s Prospectus and Statement of Additional Information dated March 30, 2011.

Effective immediately, the address of the Fund’s investment adviser, Gerstein, Fisher & Associates, Inc. (the “Gerstein Fisher” or “Adviser”) is:

Gerstein Fisher
565 Fifth Avenue, 27th Floor
New York, NY 10017

You can obtain free copies of the Fund’s annual and semi-annual reports to shareholders, prospectus and statement of additional information, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 800-473-1155, by visiting the Fund’s website at www.gersteinfisher.com/GFMGX, or by writing to:

Gerstein Fisher Multi-Factor Growth Equity Fund
565 Fifth Avenue, 27th Floor
New York, New York 10017

All references to the Adviser’s former address (100 William Street, Suite 1825, New York, NY 10038) in the Prospectus and Statement of Additional Information are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement with your Prospectus and
Statement of Additional Information